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                                                                    EXHIBIT 23.4


                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Telemate.Net Software, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Form S-4.



/s/ KPMG LLP

Atlanta, Georgia
October 8, 2001